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EXHIBIT 10.8

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              METODO Y APAETATO PARA LIMITACION DE COMBUSTIBLE

                     EN UN VEHICULO DE CONEUST16N INTERNA

     El senor DWAYNE FOSSEEN, de nacionalidad norteamericana, con domicilio en 206 May Street, P.O. Box 10, ciudad de Radcliffe, Estado de Iowa, Estados Unidos de Norteamerica, inventor, cede, vende y traspasa a MIDWEST POWER CONCEPTS, LTD., sociedad norteamericana, con domicilio es 206 MAY Street, P.O. Box 10, ciudad de Radcliff, Estado de Iowa, Estados Unidos de Norteamerica, que a su vez, cede, vende Y traspasa a DWAYNE FOSSEEN de nacionalidad norteamericana, con domicilio en 206 MAY Street, P.O. Box 10, ciudad de Radcliffe, Estado de Iowa, Estados Unidos de Norteamdrica, todos los derechos invencion que a continuacion se describe:

                            RESUMEN DE LA INVENCION

     Metodo y aparato para limitar el combustible a un motor de combustion interna, para reducir amisiones del motor. Se proporcionan montajes que responden a una o mas condiciones operativas del motor para regular ajustablemente la posicion abierta maxima de una valvula estranguladora del motor, para reducir y limitar el gasto de flujo volumetrico maximo de combustible al motor. Las condiciones operativas incluyen el gasto de flujo de combustible requerido por el acelerador, la condicion de la transmision de un vehiculo, la velocidad del mismo y las velocidades y direccion de cualquier viento

                         ANTECEDENTES DE LA INVENCION

     La invencion se refiere a un aparato para limitacion
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de combustible, para un vehiculo on motor de combustion ? y mas especificamente un aparato empleado para modificar un vehiculo de combustion interna, de manera tal que el gasto maximo de combustible suministrado al motor se restringe de acuerdo con un plan preseleccionado, dependiente de la velocidad del vehiculo, el estado de engranaje de la transmision u otras condiciones operativas.

     En la fabricacion de vehiculos de combustion interna, los motores tipicamente se dimensionan para proporcionar potencia par cumplir con los requerimientos maximos de la aplicacion particular y restricciones de diseno del vehiculo. Condiciones operativas del vehiculo, sin embargo varian en un amplio rango de demandas de potencial, particularmente cuando se hacen consideraciones por economia de combustible y reduccion de emisiones contaminantes del vehiculo. Por ejemplo, como bien se conoce, cantidades substanciales de combustible se desperdician por arrangques con aceleracion completa o integra, en donde el motor, se sobre alimenta con combustible bajo condiciones transitorias. Recien se comprende y aprecia que estos arranques con integra aceleracion tambien resultan en incrementos substanciales de emisiones desde el motor, particularmente en la forma de hidrocarburos y particulas. En una condicion sobrealimentado, el motor es incapaz de quemar completamente todo el combustible, con el resutado de que se emiten hidrocarburos no consumidos. Esta condiciones tambien reducen
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la temperatura de la camara de combustion, lo que lleva a un incremento en la formacion de emisiones de particulas.

     El uso de la capacidad Integra de la energia del motor, particularmente para elevada aceleracion a bajas velocidades, produce tensiones excesivas en el motor, el tren de impulso del vehiculo, la suspension y otros componentes. Mientras que estos efectos se han reconocido desde hace mucho tiempo y han sido desalentados tanto por agencias publicas como forma conveniente de forzar el cumplimiento con las lineas de guia recomendadas.

                           CONPENDIO DE LA INVENCION
                           -------------------------

     La invencion consiste de un aparato para modificar un vehiculo de combustion interna, de manera tal que la velocidad maxima de combustible suministrado al motor, se limita a un plan pre-seleccionado que se determina de acuerdo con la velocidad, la condicion de la transmision vehicular y/o condiciones de aceleracion del vehiculo. La invencion puede tomar una cantidad de formas especificas correspondientes al motor de combustion interna particular y el vehiculo en el cual se practicaran. Por ejemplo, con motores que tienen un aparato de control electronico sofisticado, la presente invencion consistiria de una pluralidad de sensores conectados a una unidad de procesamiento central que se interconecta con y controla el aparato de control electronico del motor de combustion interna.
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Estos sensores detectarian y proporcionarian information a la unidad de procesamiento central respecto a la velocidad del vehiculo, la condicion de la transmision del vehiculo, la actitud del vehiculo (ya sea que este ascendiendo o descendiendo de la pendiente) cualquier condicion de viento frontal y la posicion del pedal acelerador que se emplea ordinariamente para determinar la demanda de combustible suministrado al motor. La unidad de procesamiento central compararia las condiciones percibidas por el detector con el plan seleccionado de gasto de combustible que previamente se ha almacenado en un aparato de memoria. Si la velocidad de suministro de combustible demandado por el acelerador excede la del plan o programa, la unidad de procesamiento central enviara una senal al aparato de control electronico combustible del suministrado al motor en la cantidad planeada preseleccionada.

          En una modalidad alternativa aplicable a combustiones internas que tienen montajes mecanicos para controlar la velocidad de combustible suministrado al motor, la unidad de procesamiento central controla un motor escalonador que mueve un tope ajustable para el aparato de suministro de gasto de combustible al motor de nuevo para restringir el gasto maximo de combustible a aquel del plan preseleccionado.

          En una modalidad tercera, menos sofisticada, una pluralidad de accionadores lineales se emplean para ajustar un
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tope para el aparato para control de gasto de combustible del motor.  Los accionadores son ajustados para mover el tope a una posicion preseleccionada por cado uno de los engranajes de la transmision del vehiculo. De acuerdo con esto, la velocidad maxima de flujo de combustible que se suministrara al motor, cuando el vehiculo esta en la primer o mas baja velocidad de la transmision, se ajusta por un primer accionador lineal. Una cantidad maxima segunda, algo superior de gasto de combustible se ajusta a una cantidad preseleccionada de movimiento por el tope, mediante un segundo accionador lineal y asi en adelante para cada una de las velocidades superiores.

          Con respecto a cada una de las modalidades, la potencia perdida debido a limitar el combustible primario del motor, puede compensarse parcialmente por la adicion de un combustible de alcohol hidratado en el multiple de alimentacion del motor.

          De acuerdo con esto, un objeto de la presente invencion consiste en proporcionar un aparato para modificar un vehiculo con motor de combustion interna, para restringir el gasto de flujo maximo de combustible al motor, de acuerdo con un plan preseleccionado que depende de la velocidad del vehiculo.

          Otro objetivo de la invencion consiste en proporcionar este aparato, en donde el plan es substancialmente continuo con los cambios en velocidad del vehiculo.

          Un objetivo adicional de la invencion consists en
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proporcionar este aparato, en donde el plan cambia el gasto de flujo maximo de combustible al motor, en etapas discretas que incrementan conforme aumenta la velocidad del vehiculo.

     Aun otro objeto de la invencion consiste en proporcionar este aparato, en donde el gasto maximo de combustible al motor se restringe a un valor preseleccionado por cada velocidad que se emplea por el vehiculo.

     Aun otro objeto de la invencion consiste en proporcionar un aparato para restriccion de gasto de combustible, que permite limitaciones en la potencia disponsible de un motor que esta preseleccionado y fuera del control del control del operador del vehiculo.

     Aun otro objeto adicional de la invencion consiste en proporcionar un aparato para restringir el gasto maximo de combustible a un motor de combustion interna, que resulta en eficiencia de combustible incrementada y emisiones reducidas.

     Un objetivo aun adicional de la invencion consiste en proporcionar un aparato para restringir el gasto maximo de combustible a un motor de combustion interna, en donde la fumigacion de combustible de alcohol hidratado en el multiple de alimentacion del motor, cuando menos restaura parcialmente el decremento en potencia del motor:

     Estos y otros objetivos de la invencion seran aparentes a partir de la siguiente descripcion de las modalidades preferidas.
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                       BREVE DESCRIPCION DE LOS DIBUJOS
                       --------------------------------

          La Figura 1 es una vista en planta parcial de un motor de combustion interna que se ha modificado por el aparato de la presente invencion.

          La Figura 2 es una vista en detalle agrandada del aparato de restriccion para el gasto de combustible de figura 1.

          La Figura 3 es una vista lateral que corresponde a la Figura 2, con parte de la caja de control regulador despiezada para mostrar partes interiores del control regulator.

          La Figura 4 - 6 son vistas en planta en escala reducidas del aparato ilustrado en tres diferentes condiciones que corresponden a los ajustes de las tres velocidades de la transmision del vehiculo;

          La Figura 7 es una vista en planta DE la caja de control reguladora con partes desplazadas para mostrar partes interiores del control regulador;

          La Figura 8 es una vista en planta de otra modalidad alternativa en donde el gast de combustible maximo del aparato de control de gasto de combustible mecanio del motor se a justa por un motor escalonador;

          La Figura 9 es una representacion grafica de aceleracion de vehiculo contra tiempo para un vehiculo no modificado y como se modifica por una modalidad de la presente invencion.

          La Figura 10 es una representacion grafica de la
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velocidad del vehiculo contra tiempo para un vehiculo modificado y modificado por una modalidad de la presente invencion;

          La Figura 11 es una representacion grafica de opacidad de humo contra tiempo para un vehiculo no modificado y modificado por una y modalidad de la presente invencion; y

          Las Figuras 12a y 12b son representaciones graficas de opacidad de humo contra tiempo para un vehiculo modificado y modificado por una modalidad de la presente invencion, en donde los vehiculos se guian sobre rutas identicas.

               DESCRIPCION DETALLADA DE UNA MODALIDAD PREFERIDA
               ------------------------------------------------

          Ilustrado en la Figura 1, generalmente en 10, se encuentra un aparato licitador de gasto de combustible de la presente invencion ilustrado conectado a un motor de combustion interna 12 de un vehiculo. Un aparato regulador 14 se monta sobre una caja de control reguladora 16. Un par de varillas conectantes 18a y 18b se extienden en direcciones opuestas desde cualquier lado de la caja de control reguladora 16, en donde se conectan pivotalmente en la porcion de extremo exterior de la misina, a uno de un par de rejillas de ajuste inyector de combustible 20a y 20b. El movimiento axial de las varillas conectantes 18 de esta -manera ajustara el gasto de combustible que circule a traves de una pluralidad de inyectores de combustible 22a-h, para su-ministro del motor de combustion interna 12.
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          El vehiculo incluye un acelerador operado por pedal (no mostrado) del tipo usual. En vez de estar conectado por una articulacion mecanica al aparato regulador 14, el acelerador opera una unidad de envio de aire a presion que se conecta al aparato regulador 14 por una linea de aire 24. La presion de la linea o tuberia de aire 24 (de cero a 4.22 kg/CM/2/ (de 0 a 60 psi)) provoca que un piston 26 de la unidad de valvula 28 se extienda o retraiga en respuesta a cambios en posicion del acelerador de pie. La extension y retraccion del piston 26 pivotea una palanca de control de velocidad 30 respecto a su montaje pivotal 32 sobre la caja de control reguladora 16.

          La caja de control reguladora 16 incluye una placa superior 34 en la cual se monta la unidad de valvula 28 y la palaca para control de velocidad 30. Tambien se monta en la placa superior 34 una palanca de tope 36, de la cual la funcion se describira a continuacion. La palanca de tope 36 se monta para movimiento pivotal en una flecha vertical que se extiende a traves de la placa superior 34. Un resorte de retorno 38 recibe aproximadamente la flecha vertical de la palanca de tope 36 por debajo de la placa superior 34, guia la palanca de tope a su posicion loca, inactiva o desconectada. El montaje pivotal 32 de la palanca para control de velocidad 30 tambien se extiende a traves de la placa superior 34 y tiene conectado a su porcion de extremo de fondo, un brazo de palanca horizontalmente extendido 40, la procion de extremo libre del cual se movera en
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un arco por movimiento pivotal del montaje de pivote palanca para control de velocidad 30.

     Una f lecha operadora principal 42 se monta para movimiento pivotal respecto a un eje vertical dentro de la caja de control regulador 16. Conectada a la porcion de extremo superior de la flecha operadora 42 se encuentra una palanca de flecha operadora 44, que tiene un par de brazos de palanca, un brazo de tope 46 y brazo regulador 48. Una palanca diferencial 50 se monta pivotalmente en la porcion de extremo libre del brazo regulador 48. La palanca diferencial 50 incluye un brazo de palanca reguladora 52, que tiene una porcion de extremo ranurada o en forma de U, dentro de la cual se recibe una pieza conectante 54 que horizontalmente 40. depende del brazo de palanca extendido La palanca diferencial 50 tambien incluye un brazo de barra conectarte 56, que pivoteara junto con el brazo de articulacion regulador 52, por movimiento de la palanca para control de velocidad 30 como se describio anteriormente. Una barra conectora 59 se conecta a la porcion de extremo libre del brazo de palanca conectado en 56, por un montaje pivotal 58, de manera tal que el movimiento pivotal de la palanca dif erencial 50 provoque movimiento axial de la barra de conector en 59

     Un brazo regulador 61 se monta para movimiento pivotal respecto a un eje fijo en 63. Una porcion de extremo 65 de brazo regulador 61 se conecta pivotalmente al extremo de la
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barra conectante 59 opuesto al brazo de palanca coneet P 5 6. enci.,In 1 De acuerdo con esto, la depresion del pedal acelerador resultara en un movimiento pivotal manecillas del reloj del en sentido contrario brazo regulador 61. al La de varilla conectante 18b se conecta a la porcion de extremo 65 del brazo regulador 61 Y la otra varilla conectante 18a se conecta a la otra porcion de extremo 67 del brazo regulador 61, con el resultado del brazo regulador 61 ajusta el gasto volumetrico de combustible que circula extiende hacia arriba a al motor. traves de La varilla pivote la PLACA superior 34 63 se y se sujeta a y monta para movimiento pivotal a la palanca de tope 36. SI la palanca de tope 36 se restringe contra movimiento, el brazo regulador 61 tambien se restringira, de manera tal ningun ajuste mayor del gasto de volumen de combustible pueda hacerse.

     Incluido en la caja de control de regulador encuentra un montaje de peso regulador 60 montado en una flecha de peso horizontal 62, que se gira corresponde a la velocidad del motor. a una velocidad EL regulador actua en asociacion con la flecha operadora y un brazo de tope 46 para proporcionar un limite en el grado de movimiento del brazo de barra conectante 56 en la forma usual por acoplamiento del brazo de barra conectante 56 con un tornillo de ajuste 64 montado en la porcion de extremo libre del brazo de tope 46

     La placa superior 34 de la caja de control reguladora
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16 soporta ordinariamente un ajustable POSICION abierta maxima para la palanca de tope 36 Y de acuerdo con esto el gasto de f lujo maximo de combustible al motor 12. De acuerdo CON la proporciona, que presente invencion, es ajustable en un tope respuesta ajustable se preseleccionado, combustible del para motor parametros deseados. regular el gasto de f lujo 12, en cumplimiento con a un maxiiiio uno 0 El aparato para proporcionar un plan inas tope ajustable incluye un accionador central 64 y una unidad loca o inactiva remota 66. El accionador central 64 se monta cualquier posicion conveniente para la conexion de la tuberia o 1 inea de aire 24 desde el pedal acelerador y la unidad secundaria o inactiva remota 66 se coloca en la placa superior 34 de la caja de control reguladora 16, generalmente en el area en la cual se ubica el tope fijo.

El accionador central 64 como se i lustra Figuras 1- 3 , consiste de una placa base 68 en la en CUAL se monta un bloque 70, un cilindro extensible y retraible accionado por aire 72, y primer y segundo cilindros de aire controlados electricamente 74 y 76, respectivamente. Un cable 78 interconecta la unidad loca
o inerte remota 66 y el cilindro de aire 72, DE manera tal QUE la extension Y retraccion DE una PORCION de cable intercoaxial piston 82 de la unidad loca 80 por el remota 66. La porcion coaxial
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exterior del cable 78 se fija.a un bloque 70 y al alojamiento exterior de la unidad loca remota 66.

          Montado en el bloque 70 Y extendido en la linea de accion del cilindro de aire 72 se encuentran un par de topes roscados, primeros topes 84 y secjundos topes 86. Las posiciones de las porciones de extremo del primer y segundo topes 84 y 86 son ajustables a una posicion fija deseada por una tuerca de sujecion correspondiente 88a u 88b. Como se ilustra en la Figura 2, el primer tope 84 se extiende desde el bloque 80 algo mas cerca al cilindro de aire 72 que el segundo tope 86.

          El primer y segundo cilindros de aire controlados electricamente 74 y 76 se montan pivotalmente 90 y 92, respectivamente en la placa base 80 en cualquier lado del cilindro de aire 72. El extremo libre de un piston extensible retraible 94 del primer cilindro de aire conectado electricamente 74, se conecta pivotalinente a un primer bloque pivote 96 montado para movimiento pivotal en 98 en la placa base 68. Un rodillo 100 se monta para movimiento rotacional en el primer bloque pivote 96. en una forma similar la porcion de extremo libre de un piston 102 del segundo cilindro de aire controlado electricamente 76, se monta pivotalmente a un segundo bloque de pivote 104 que se monta pivotalmente en 106 a la placa base 68. El segundo bloque de pivote 104 tambien soporta para movimiento rotacional de un segundo rodillo 108.

          Cada uno de los cilindros de aire 72-76 se conectan a
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la linea o tuberia de aire 24. Los cilindros de aire 14 y 76 tambien se conectan mediante los cables electricos 110 y 112, respectivamente a un transpondedor conectado a la transmision de tres velocidades (no mostrada del vehiculo. De acuerdo con esto, el cilindro de aire 72 se extiende y retrae en respuesta a la posicion de pedal acelerador, de manera tal que ante extension completa, como se ilustra en la Figura 4, en donde una placa 114 se conecta a la porcion de extremo libre del piston, confina al bloque 70, corresponde a la posicion minima
o inerte del pedal acelerador. En esta posicion, el cable intercoaxial 80 esta en su posicion maxima extendida desde la unidad remota 66. lineal Conforme se oprime el pedal acelerador, el accionador 72 retraera el piston y placa 114 hasta que entre en contacto con cualquiera de los rodillos 100 o 108. Si la transmission esta en primer velocidad, correspondiente si a la la Figura 5, el primer cilindro a la Figure 5, el primer cilidro de aire electricamente controlado 74 se extendera hasta que el rodillo 100 entre en contacto con primer tope 84, el contacto de la placa 114 con el primer rodillo 100, detendra la retraccion del cilindro de aire 72, ya sea que el pedal de acelerador se halla oprimido o no mas alla de la ubicacion correspondiente. Esto resultara en retraccion del cable intercoaxial 80, para permitir movimiento contrario de las manecillas del reloj adicional de la palanca de tope 36.

     En vez de esta, si la transmision del vehiculo esta en segunda velocidad, el primer cilindro de aire electricamente
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controlado 74 se retraera y el segundo cilindra de aire electricamente controlado 76 se extendera hasta que el rodillo 108 entre en contacto con el segundo tope 86, como se ilustra en la Figura 6. En esta condicion, la depresion del pedal acelerador retraera el cilindro de aire 72, hasta que la placa 114 entra en contacto con el rodillo 108. Como con anterioridad, la extension del cable intercoaxial 80 mas alla de la unidad loca o inerte remota 66, se ajustara para proporcionar una posicion de tope para la palanca de tope 36.

     Finalmente, si la transmision del vehiculo esta en tercer velocidad, ambos cilindros de aire electricamente controlados 74 Y 73 se retraeran completamente, como se ilustra en la Figura 4, de manera tal que la depresion integra del pedal acelerador permitira la retraccion del cilindro de aire 72 hasta que la placa 114 entra en contacto con los rodillos 100 y 108. El accionador central se ha construido y ajustado de manera tal que esta posicion permite el gasto completo de suministro de combustible al motor como se permite por el motor no modificado.

     La presente invencion se emplea ventajosamente en un motor de combusition interna modificado como se describe en la patente de los E.U.A. 4,958,598 que se incorpora aqui por esta referencia. La patente '598 muestra el uso de un combustible de alcohol hidratado de baja graduacion, empleado para suplementar el combustible primario del motor. Las Figuras 9 a 12 representan datos graficamente tomados a partir de un autobus de
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9 metros (30 pies) General Motors RTS que tiene un motor no turbocargado 8V71
Detroit Diesel, modificado con el aparato de la presente invencion, como se describe en las Figuras 1 a 6 de esta solicitud y un aparato de la patente '598. El camion modificado se probo para aceleracion y opacidad de humo sobre condiciones de ruta urbana tipicas y estos datos en comparacion con datos que se toman del camion no modificado bajo condiciones identicas.

     Como una modalidad alternativa, un motor escalonador 120 se monta en la placa superior 34 de la caja de control reguladora 16 (Fig. 8). El motor escalonador 120 tiene un tornillo 122 que es extensible y retraible en incrementos fino, exacto y reproducible. El extremo 124 del tornillo 122 sirve como un tope para la palanca de tope 36 en la misma forma que el extremo del cable 80 (Figs. 2, 4-6) en la primer modalidad. El motor escalondor 120 se controla electricamente y puede operarse convenientemente por un microprocesador que se conecta a una pluralidad de transductores, para detectar diversas condiciones de operacion, tales como velocidad del viento. Un potenciometro ajustado por un pedal acelerador tambien se conecta al microprocesador. El motor escalonador 120 es capaz de ajustar la posicion de la palanca de tope 36 en aproximadamente 500 divisiones substancialmente equiespaciadas, para permitir un mucho mayor grado de flexibilidad en el limite
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del gasto de flujo de combustible maximo al motor ? pluralidad de condiciones operativas.

     En Figura 9, la aceleracion de los dos vehiculos con el tiempo se representa, mostrando que se experimenta algun decremento en aceleracion. Este decremento, sin embargo no es tan notable como para ser materia de comentarios negativos por los conductores de los vehiculos.

     La velocidad de los dos vehiculos con el tiempo se ilustra en la Figura 10. De nuevo, se observo algo de reduccion en desempeno, es decir una reduccion en la velocidad promedio(en una distancia de 442.6 metros (1452 pies con un grado promedio de 1.55 pro ciento)) desde 42.64 a 37.8 km por hora (26.5 m.p.h. a 23.5 m.p.h.). Sin embargo, se logro un ahorro primario en combustible de 17.2 por ciento.

     La opacidad de los escapes emitidos por los dos vehiculos se midio sobre la secuencia de aceleracion de la Figura 9, empleando un opacimetro Celisco modelo 200, como se ilustra en la Figura 11. El vehiculo modificado tuvo una opacidad substancialmente reducida de la emision particularmente durante las etapas tempranas de la secuencia de aceleracion. Las mediciones de opacidad de humo sobre una ruta urbana tipica del vehiculo no modificado (Figura 12a) y el vehiculo modificado (Fig. 12b), se midieron. La reduccion en opacidad de emision se marca.


                              NOVEDAD DEL INVENTO
                              -------------------
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                                      18

                                                                          [LOGO]
                                                                       Institute
                                                                        Mexicano
                                                                 de la Propiedad
                                                                      Industrial

     Habiendose descrito la invencion como antecede, se reclama como propiedad lo contenido en las siguientes

REIVINDICACIONES

     1. Aparato limitador de combustible para un motor de combustion interna, conectado operativamente a una transmision capaz de ser operada en una velocidad controlada con un primer engranaje y un segundo engranaje, medio estrangulador u obturador de combustible a traves del cual se suministra el combustible al motor controlado por un acelerador, cuyo aparato limitador de combustible se caracteriza porque comprende:

     (a) madios para limitar a un primer valor el gasto o la tasa maxima de flujo de combustible a traves del medio de estrangulador, solicitado por medio del acelerador para asi reducir la salida o rendimiento maximo de potencia del motor a un primer rendimiento de potencia, en donde dicho primer rendimiento de potencia, en donde dicho primer rendimiento de potencia es menor que un rendimiento de potencia sin restricciones del motor que resulta de un flujo de combustible sin restricciones a traves del medio estrangulador;

     (b) medios para incrementar a un segundo valor la tasa maxima de flujo de combustible a traves del medio estrangulador, solicitado por medio del acelerador para asi incrementar la salida o rendimiento de potencia, siendo dicho segundo rendimiento de potencia mayor que el primer rendimiento

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propiedad

     de potencia;

          (c) en donde los medios que limitan al primer valor reducen el rendimiento del motor a dicho primer rendimiento de potencia cuando la transmision se esta operando en el primer engranaje; y

          (d) en donde los medios que incrementan al segundo valor aumentan el rendimiento maximo de potencia del motor a dicho segundo rendimiento de potencia cuando la transmision se esta operando en el segundo engranaje.

          2. Aparato limitador de combustible para combustion interna instalado en un vehiculo, motor un medio estrangulador u obturador de combustible a traves del cual se suministra combustible al motor, controlado por un acelerador, cuyo aparato limitadorn de combustible se un motor de incluyendo el

          (a) medios para limitar a un de valor seleccionado de una pluralidad de valores fijos de tasa maxima de flujo de combustible a traves del medio estrangulador, solicitada por medio del acelerador para asi reducir la salida o rendimiento maximo de potencia del motor


          (b) medios para percibir o detectar la inclinacion del vehiculo; y

          (c) en donde dicha tasa maxima de flujo de combustible es ajustada en respuesta a la aceleracion del vehiculo de acuerdo a un inventario o plan preseleccionado

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propiedad
                                                                      industrial


     3. Aparato limitador de combustible como se define en la reivindicacion 1, caracterizado en que el motor se instala en un vehiculo y ademas porque comprende medios para percibir o detectar la aceleracion del vehiculo y en donde dicho valor fijo seleccionado de la tasa maxima de flujo de combustible se ajusta en respuesta a la aceleracion del vehiculo de acuerdo a un inventario o plan preseleccionado.

     4. Aparato limitador de combustible como se define en la reivindicacion 1, caracterizado en que dicho valor fijo seleccionado de la tasa maxima de flujo de combustible resulta en una disminucion de emisiones desde EL motor

     5. Aparato limitador DE combustible como se define en la reivindicacion 1, caracterizado en que dicho segundo rendimiento de potencia es igual a dicho rendimiento de potencia sin restricciones del motor 1que resulta del flujo de combustible sin restricciones a traves del medio estrangulador.

     EN TESTIMONIO DE LO CUAL, he firmado la anterior descripcion, como apoderado de DWAYNE FOSSEEN, en la ciudad de Mexico, Distrito Federal, hoy dia 21 de Abril de 1992.

     P.P.                                         DWAYNE FOSSEEN

                                        -------------------------------------
                                        JAIME DELGADO R. y/o SAMUEL DORANTES F.
Jcslegz*
~

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 1 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 2 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 3 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 4 APPEARS HERE]

[FIG. 5 APPEARS HERE]

[FIG. 6 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 8 APPEARS HERE]

[FIG. 7 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 9 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 10 APPEARS HERE]

[FIG. 11 APPEARS HERE]

                                                                          [LOGO]
                                                                       Instituto
                                                                        Mexicano
                                                                 de la Propicdad
                                                                      Industrial

[FIG. 12A APPEARS HERE]

[FIG. 12b APPEARS HERE]